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                                                                   EXHIBIT 10.57

                   AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT ("Amendment No. 2") is entered into as of March 15, 2000, by and between ALPHA MICROSYSTEMS, a California corporation doing business as AlphaServ.com (the "Seller") and R.E. MAHMARIAN ENTERPRISES, LLC, a California limited liability company (the "Buyer") (collectively the "Parties").


                                R E C I T A L S :
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         WHEREAS, the Parties entered into an Asset Purchase Agreement dated
December 31, 1999 (the "Agreement") and they now desire to amend the Agreement.

         WHEREAS, unless otherwise defined herein, all capitalized terms have the same meaning as defined in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:


                                   AMENDMENTS

         1. Section 1.01 of the Agreement is hereby amended to add the following:

                  (c) As of the date of Amendment No. 2, Seller further transfers, sells and assigns all of its right, title and interest to the accounts receivable set forth on Schedule 1.01H attached to Amendment No. 2 (which schedule reflects all accounts receivable set forth in Seller's account schedule through March 3, 2000).

         2. Section 1.02 of the Agreement is hereby amended to add the following:

                  (a) As of the date of Amendment No. 2, Buyer assumes all of the obligations and liabilities of Seller relating to the accounts payable of Seller set forth on Schedule 1.02A, attached to Amendment No. 2 (which schedule reflects all accounts payable set forth in Seller's activity schedule through March 3, 2000) which accounts payable shall be considered "Assumed Liabilities" under the Agreement, and Buyer shall indemnify and hold Seller harmless from and against any and all claims, damages and other liabilities with respect to such accounts payable in the same manner as is provided for all of the Assumed Liabilities under the Agreement.

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         3. Section 1.03 of the Agreement is hereby amended to add the following:

                  (d) Buyer hereby agrees to pay to Seller the amount of $500,000 in cash as follows:

                           (i) $250,000 as of March 20, 2000;

                           (ii) $125,000 as of April 20, 2000; and

                           (iii) $125,000 as of May 20, 2000.

         IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to the Agreement as of the date first above written and all other terms and conditions of the Agreement not herein deleted or amended remain as stated in the original Agreement.

                                     SELLER:

                                     ALPHA MICROSYSTEMS,
                                     a California corporation

                                     By:    /s/ Douglas J. Tullio
                                            ------------------------------------
                                            Douglas J. Tullio
                                            Chief Executive Officer

                                     BUYER:

                                     R.E. MAHMARIAN ENTERPRISES, LLC,
                                     a California limited liability company

                                     By:    /s/ Richard E. Mahmarian
                                            ------------------------------------
                                            Richard E. Mahmarian
                                            Managing Member


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